United States
Securities and Exchange Commission
WASHINGTON, DC 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐
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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
Hannon Armstrong Sustainable Infrastructure
Capital, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Important Notice of Availability of Proxy Materials for the Annual Meeting of Stockholders of
Hannon Armstrong Sustainable Infrastructure Capital, Inc.
To Be Held On:
June 3, 2021 at 9:30 a.m. Eastern Time
via live webcast at www.virtualshareholdermeeting.com/HASI2021

CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make the request as instructed below before May 20, 2021.
Please visit www.ProxyVote.com, where the following materials are available for view:
•Notice of Annual Meeting of Stockholders
•Proxy Statement
•Form of Electronic Proxy Card
•Annual Report to Stockholders

TO REQUEST MATERIALS:    TELEPHONE: 1-800-579-1639
    EMAIL: sendmaterial@proxyvote.com. Please include your control number in the subject line.
WEBSITE: www.ProxyVote.com

TO VOTE:
ONLINE (before the meeting): Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ONLINE (during the meeting): You may vote your shares during the meeting by accessing www.virtualshareholdermeeting.com/HASI2021 (password: your 16 digit control number) and following the on-screen instructions.

TELEPHONE: 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

MAIL: Mark, sign and date your proxy card and return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

1	The election as directors of the nominees listed below.		2	The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.
	NOMINEES:	Jeffrey W. Eckel Clarence D. Armbrister Teresa M. Brenner Michael T. Eckhart Nancy C. Floyd Simone F. Lagomarsino Charles M. O’Neil Richard J. Osborne Steven G. Osgood	3
The advisory approval of the compensation of the Named Executive Officers as described in the Compensation Discussion and Analysis, the compensation tables and other narrative disclosure in this proxy statement.

			4	The transaction of any other business that may properly come before the meeting or any postponement or adjournment thereof.
			THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL OF THE NOMINEES LISTED HEREIN AND “FOR” ITEMS 2 AND 3. THE PERSONS NAMED AS PROXIES WILL VOTE IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.
Please note that you cannot use this notice to vote by mail.